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EXHIBIT 99.3

                                ADVANCE AGREEMENT


         This ADVANCE AGREEMENT (this "Agreement") is made and entered into as of this 20th day of February, 2003, by and between AMERICAN PHARMACEUTICAL PARTNERS, INC., a Delaware corporation ("APP"), with offices at 1101 Perimeter Drive, Suite 300, Schaumburg, Illinois 60173-5837, USA, and BIGMAR PHARMACEUTICALS, SA, a Swiss corporation ("Bigmar"), with offices at Via Cadepiano, 24, 6917-CH, Barbengo, Switzerland. All references to APP and Bigmar shall include the public companies and their respective subsidiaries. BIGMAR, INC. ("Bigmar, Inc.") a Delaware corporation having offices at 9711 Sportsman Club Road, Johnstown, Ohio 43031 USA, is a party to this Agreement as a guarantor of the performance under this Agreement by Bigmar and all of the affiliates of Bigmar including Bigmar, Inc.

         WHEREAS, Bigmar and APP have several agreements between them relating to various aspects of their business relationship, most notably for purposes of this Agreement a certain Manufacturing and Labeling Agreement dated February 17, 2000 whereby Bigmar manufactures and sells to App for resale in the United States and Canada several finished pharmaceutical products; and

         WHEREAS, Bigmar and APP desire that APP pay certain invoices issued to Bigmar for methotrexate active pharmaceutical ingredient (the "API") as referenced below and that APP pay for additional quantities of the API so that Bigmar can convert such API into finished methotrexate injection (6 separate codes) and methotrexate for injection (1 code) (collectively, "Products") for sale to APP.

         NOW, THEREFORE, in consideration of the terms, conditions, rights and covenants set forth herein, the parties agree as follows:

         1. Past Due Amounts. APP shall immediately pay to Bigmar's supplier of the API, Orion Corporation Fermion, P.O. Box 28, SF-02101, Espoo, Finland ("Orion"), the full amount of Orion's outstanding and unpaid invoices to Bigmar for the API, a total of (euro)332,045 pertaining to invoice number 30267/359 ((euro)126,195) and invoice number 30307/359 ((euro)205,850), copies of which are attached hereto as Exhibits A and B, together with any interest Orion may charge in respect of the late payments.

         2.       Further Orders of API. APP shall further pay to Orion,
                  (euro)371,425 for an additional 83 kilograms of API, such payments to be made on approximately February 27, 2003 in the amount of (euro)214,800 and April 4, 2003 in the amount of
                  (euro)156,625, which API is to be shipped to Bigmar. Bigmar shall provide APP with copies of the invoices in respect of such purchases prior to APP's payments, and shall provide APP with Orion's written acceptance of such orders promptly upon Bigmar's receipt of same.


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         3.       Use of API; Priority of Manufacture. Bigmar shall utilize the
                  API purchased with payments by APP solely in the manufacture of Products to be sold to APP. Bigmar shall not utilize such API for any other purpose, including without limitation, the manufacture of any methotrexate in finished form for sale to any third party. Until all of APP's past-due and then current orders for the Product are filled, Bigmar shall not manufacture methotrexate in finished form for sales to any third party, and shall otherwise give reasonable priority to the manufacture of Products for APP; provided, however, that Bigmar shall update and confer with APP at least weekly during such period in respect of its manufacturing schedule and shall reasonably adjust such scheduling in consultation with APP in order to assure an optimal schedule of delivery for all products (including Products) APP purchases from Bigmar in order that APP is able to fill its then current market requirements.

         4. Full Amount Due; Fulfillment of Demand. Bigmar represents and warrants to APP that the amount set forth above in Paragraph 1 is the full amount due Orion in connection with Orion's past supply of API to Bigmar, and that with such payment and the receipt of API as set forth in Paragraph 2 above, Bigmar shall be able to fill the outstanding orders and forecasted demand of APP for the Products within a commercially reasonable period of time.

         5. Repayment by Bigmar. Bigmar covenants to and shall repay all amounts paid by APP to Orion on Bigmar's behalf and/or in respect of purchases of API (the total of such payments, as converted into US Dollars using the foreign exchange rate as reported in the US edition of the Wall Street Journal on the date of each payment by APP to Orion, and as reduced from time to time by payments and/or credits, the "Outstanding Advance"). The Outstanding Advance shall be reduced by the amount of any amount paid or credited to APP pursuant to this Paragraph 5. APP shall have the right to offset and apply as credit the Outstanding Advance against up to seventy-five percent (75%) of any invoice issued by Bigmar to APP for APP's purchases of Products from Bigmar until the Outstanding Advance is reduced to zero (0). Bigmar shall, separate from the credits APP may take pursuant to the previous sentence, have the right to make payments against and thus reduce the Outstanding Advance if and when Bigmar may so desire; provided, however that in the event that APP has not within twelve (12) months of the date of this Agreement been fully repaid the Outstanding Advance through the credits against Bigmar invoices referred to in this Paragraph 5, Bigmar shall within thirty (30) days of the end of such twelve (12) month period, pay APP the full amount then remaining of the Outstanding Advance.

         6.       Security.

                  a. To secure the repayment of moneys APP has paid and shall pay to Orion on Bigmar's behalf and/or in respect of purchases of API, Bigmar hereby grants to APP a security interest in Bigmar's Abbreviated New Drug Applications, and the respective Approvals, for each of the Product (ANDA Nos. 40-263, 40-265 and 40-266), leucovorin calcium for injection (ANDA No. 40-286), and daunorubiein hydrochloride for injection (ANDA No. 65-000), together with any supplements and other or future ANDA's Bigmar may file with respect

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                           to said products (collectively, the "Approvals").
                           Bigmar shall remain in possession of and own such Approvals unless and until a Default (as defined hereinafter) occurs, and shall not sell, transfer or dispose of the Approvals, or grant or subject such Approvals to any paid charge, lien or security in favor of any third party. Bigmar shall properly maintain such approvals, including without limitation filing all supplementals, amendments, annual and other periodic or required reports, notifications and other materials as necessary under the laws of the United States. For purposes of this Agreement, "Default" shall mean Bigmar's failure to pay the remaining Outstanding Advance and set forth in the last sentence of Paragraph 5 above after a notice of default and a forty-five (45) day opportunity to cure such failure to pay.

                  b. APP shall be entitled to inspect, examine and photocopy all files of Bigmar relating to the Approvals at any time on reasonable notice during normal business hours.

                  c. In order to assure that APP is able to enforce and fully make use of its security in the Approvals upon the occurrence of an event of Default, Bigmar shall promptly and reasonably cooperate if and as APP desires that APP be added to one or more Approvals as an alternate manufacturer, and so notifies Bigmar. Such cooperation shall include without limitation giving technical assistance and advice based upon Bigmar's experience, providing APP with access to reasonable quantities of the respective active pharmaceutical ingredients and other components, and executing any documents or other materials necessary to add APP under law and regulation.

                  d. Upon the occurrence of Default, Bigmar shall: i) transfer and assign the Approvals to APP and take all steps to accomplish the same; ii) make available and provide APP with all original files, documents and other materials relating to the Approvals; iii) execute any documents or other materials necessary to transfer the Approvals to APP under law and regulation; iv) assert no defenses or claims it may have against APP except those Bigmar may have under this Agreement; and v) pay on demand all expenses and expenditures of APP, including without limitation, reasonable attorneys fees and expenses, incurred by APP in protecting, enforcing or exercising the rights and remedies created by, connected with or provided in, or performance pursuant to, this Agreement. Upon satisfaction of all of the conditions set forth in the foregoing sentence of this Paragraph 6.d, Bigmar's obligation to pay any remaining Outstanding Advance shall be forgiven and such debt shall be extinguished.

                  e. Bigmar represents and warrants to APP that i) Bigmar is the true and rightful owner of the Approvals; ii) the Approvals have not been sold, transferred or disposed, and no third party has been granted, and the Approvals have not been subjected to, any paid charge, lien or security; iii) until full payment of the Outstanding Advance (and except as set forth in this Agreement) the Approvals will not be sold, transferred or disposed, and no third party will be granted, and the Approvals will not be subjected to, any paid charge, lien or security; iv) the payments made and to be made by APP under Paragraph 1 above constitute adequate consideration for the security granted hereby; v) full right and authority has been granted, and no further approval is necessary to grant, the security interest referred to in this Paragraph 6; and vi) the grant of such security interest does not conflict with any understanding or agreement between Bigmar and any third party.

         7. Guarantee. Bigmar, Inc., as the shareholder of one hundred percent (100%) of Bigmar's outstanding stock and as signatory to this Agreement, hereby absolutely and unconditionally guarantees to APP and accepts responsibility for Bigmar's obligations and compliance with all terms of this Agreement, including without limitation the payment in full of the indebtedness, and the payments of any and all sums which may


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                  at any time be or become due and payable, as and when the same shall be due and payable, whether by lapse of time or otherwise. The obligations of Bigmar, Inc. under this Paragraph 7 shall not be altered, limited, or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of its subsidiary, Bigmar, or any defense Bigmar may have by reason of the order or decision of any court or administrative body resulting from such proceeding.

         8. Further Documents. Bigmar agrees to provide, complete and execute any further documents APP reasonably deems necessary and/or advisable to secure and perfect its security and other rights under this Agreement, including without limitation those documents necessary for APP to formulate and perform development of the respective products for potential manufacture in its own facilities in the event the ANDA's are assigned under or pursuant to this Agreement.

         9.       Miscellaneous.

                  a. Bigmar and APP are independent parties, and nothing contained herein shall be construed to create a joint venture, partnership or similar relationship between them. Similarly, Bigmar, Inc. and APP are independent parties, and nothing contained herein shall be construed to create a joint venture, partnership or similar relationship between them.

                  b. In an effort to informally and amicably resolve any claim, controversy or dispute arising out of or relating to this Agreement or the breach thereof, and regardless whether such claim sounds in contract, tort, or otherwise (a "Dispute"), each party shall notify the other in writing of a Dispute hereunder that requires resolution. Such notice shall set forth the nature of the Dispute, the amount, if any, involved and the remedy sought. Each party shall designate a representative who shall be empowered to investigate, discuss and seek to settle or otherwise resolve the Dispute. If the two representatives are unable to resolve the Dispute within thirty (30) days after proper notification, the Dispute shall be submitted to the most senior executive of each party for consideration for an additional thirty (30) days. If the Dispute remains unresolved after said sixty
                           (60) day period, either party shall have a right to commence any action, suit or proceeding with respect to such Dispute in a court of competent jurisdiction. The venue for such action, suit or proceeding shall be the U.S. District Court located in Delaware. No provision or the exercise of any rights under this Agreement shall limit or delay the right of the parties to obtain, apply for, or resort to court-ordered injunctive relief. Bigmar hereby waives any rights it may have under the laws of Switzerland or any other jurisdiction which may prevent or otherwise affect APP rights to enforce a judgment obtained against Bigmar under this Advance Agreement.

                  c. This Agreement shall inure to the benefit of, and shall be binding upon each of, the parties hereto and their respective successors and permitted assigns. This Agreement may be assigned by one party (in whole or in part) only with the prior written consent of the other party (which shall not be unreasonably withheld). Notwithstanding the foregoing, APP may,


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                           without prior consent, assign this Agreement, in
                           whole or in part, in connection with the merger, acquisition or other similar transaction with respect to all or substantially all of its stock or assets.

                  d. Any and all notices give pursuant to this Agreement shall be in writing and in English, and shall be deemed to have been properly given when delivered personally or sent by facsimile, air courier, or post, to the respective address shown below or such other address as shall be specified by the party(ies) pursuant to written notice given in accordance with this section. Any notice shall be effective upon receipt, which shall be deemed to occur one (1) business day after the sending of the facsimile, three (3) business days after the sending by air courier, and ten (10) calendar days after the delivery to the postal authorities in the country of the party by which it is sent, and shall be sent:

                        If to Bigmar to:  Bigmar Pharmaceuticals, SA
                                          Via Cadepiano, 24
                                          6917-CH Barbengo, Switzerland
                                          Attention:        President
                                          Facsimile:        (41) 91-985-2641

                        With a copy to:   Dilworth Paxson LLP
                                          1818 N Street, NW, Suite 400
                                          Washington, DC 20036
                                          Attention:        Ralph V. De Martino
                                          Facsimile:        (202) 659-1290

                        If to APP to:     American Pharmaceutical Partners, Inc.
                                          1101 Perimeter Drive, Suite 300
                                          Schaumburg, Illinois 60173-5837
                                          Attention:        General Counsel
                                          Facsimile:        (847) 413-2670

                  e. This Agreement may be amended, modified, superseded or canceled, and any other of the terms or conditions hereof may be modified, only by a written instrument executed by both parties or, in the case of a waiver, by the party waiving compliance. Failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or considered as a further or continuing waiver of any provision of this Agreement.

                  f. In the event any one or more of the agreements, provisions or terms contained herein shall be declared invalid, illegal or unenforceable in any respect, the validity of the remaining agreements, provisions or terms contained herein shall in no way be affected, prejudiced or invalidated thereby.

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                  g.       This Agreement contains the entire agreement between
                           the parties, and supersedes any agreements between them with respect to the subject matter hereof.

                  h. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


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         IN WITNESS WHEREOF, the parties have, through their duly authorized representatives, executed this Advance Agreement as of the respective dates written below.


                                   AMERICAN PHARMACEUTICAL PARTNERS, INC.


                                   By:
                                            ------------------------------------

                                   Date:
                                            ------------------------------------



                                   BIGMAR PHARMACEUTICALS, SA


                                   By:      /s/
                                            ------------------------------------

                                   Date:    February 27, 2003
                                            ------------------------------------



                                   ACKNOWLEDGED AND AGREED TO WITH RESPECT TO
                                   PARAGRAPH 7.

                                   BIGMAR, INC.

                                   By:      /s/John G. Tramontana
                                            ------------------------------------

                                   Date:    February 27, 2003
                                            ------------------------------------



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